                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2003 (August 18, 2003)
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                                  NN, INC.
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             (Exact name of registrant as specified in its charter)

DELAWARE                                0-23486                62-1096725
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(State or other jurisdiction           (Commission            (IRS Employer
    of incorporation)                  File Number)          Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee                   37604
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code     (423) 743-9151
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 4.   Changes in the Registrant's Certifying Accountant.

         On August 18, 2003, NN, Inc. (the "Company") dismissed KPMG LLP
("KPMG") as the Company's independent auditors, following approval by the Audit
Committee of the Company's Board of Directors.

         KPMG's reports on the Company's consolidated financial statements for each of the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2002 and 2001 and through August
18, 2003, there were no disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to KPMG's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their opinion. The Company believes that there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. However, during the second quarter of 2001, the Company determined that an interest rate swap entered into by its Italian subsidiary was not recorded or disclosed in its
March 31, 2001 10-Q. The Company addressed this by filing an amended 10-Q that disclosed this transaction. The adjustment to the financial statements resulted in the recording of an expense of approximately $98,000, net of income tax and minority interest. In addition, the Company has strengthened the internal contract review process to ensure material arrangements entered into throughout the organization are communicated to the appropriate corporate financial manager. On February 27, 2002, the Company received a letter from KPMG dated
July 25, 2001, stating that the matter constituted a material weakness and recommending the Company implement procedures to insure all contracts entered into by the Company and its subsidiaries be considered by corporate management for financial implications.

         The Company provided KPMG with a copy of the foregoing disclosures.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  August 25, 2003
                                         NN, INC.

                                        By: /s/ William C. Kelly, Jr.
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                                            William C. Kelly, Jr.,
                                            Secretary, Treasurer and Chief
                                            Administrative Officer